Fees Summary	Sep. 16, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,408.52
Total Fee Amount	1,408.52
Total Transaction Valuation	9,200,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00